OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                        AMENDED MONTHLY OPERATING REPORT
                       for the month ending November, 1998




                                Document       Previously       Explanation
Required Attachments:           Attached        Submitted        Attached

1.  Tax Receipts                  ( )              (X)              ( )

2.  Bank Statements               (X)              ( )              ( )

3.  Most recently filed           ( )              (X)              ( )
    Income Tax Return

4.  Most recent Annual            (X)              ( )              ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/  Windle R. Ewing                          Vice President
-----------------------------------           ----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                TITLE

Windle R. Ewing                               March 25, 1999
-----------------------------------           ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY             DATE

PREPARER:

/s/  Tom Matta                                Accounting Manager
-----------------------------------           ----------------------------------
SIGNATURE OF PREPARER                         TITLE

Tom Matta                                     March 25, 1999
-----------------------------------           ----------------------------------
PRINTED NAME OF PREPARER                      DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            Comparative Balance Sheet


 Assets                                            Month               Month
                                                 10/31/98            11/30/98

  1        Cash                                  $766,245            $725,248
  2       Accounts Receivable (Net)               965,044             965,044
  3       Inventory                                34,190              34,190
  4       Notes Receivable                            -                   -
  5       Prepaid Expenses                         15,166              15,166
  6       Other (Attach List)                         -                   -
  7       Total Current Assets                  1,780,645           1,739,648
  8       Property, Plant & Equipment          10,454,993          10,454,993
  9       Less: Accumulated
          Depreciation/Depletion                5,811,127           5,811,127
  10      Net Property, Plant & Equipment       4,643,866           4,643,866
  11      Due From Affiliates & Insiders              -                   -
  12      Intangibles (Attach List)                   -                   -
  12a     Debt Issuance Cost                          -                   -
  13      Other (Attach List)                   2,024,310           2,024,310
  14      Total Assets                         $8,448,821          $8,407,824

  Postpetition Liabilities
  15      Accounts Payable                      5,385,570           5,408,801
  15a     Accrued Telecommunications Costs        967,430             967,430
  16      Taxes Payable                               -                   -
  16a     Accrued Taxes Payable                       -                   -
  17      Notes Payable                               -                   -
  18      Professional Fees                           -                   -
  19      Secured Debt                                -                   -
  20      Due To Affiliates & Insiders                -                   -
  21      Other (Attach List)                         -                   -
  22      Total Postpetition Liabilities        6,353,000           6,376,231

  Prepetition
  Liabilities
  23.     Secured Debt                          4,267,093            4,267,093
  24.     Priority Debt (Attach List)              91,675               91,675
  24a     Redeemable Preferred Stock            1,620,000            1,620,000
  25      Unsecured Debt                       47,444,515           47,444,515
  26      Other (Attach List)                         -                    -
  27      Total Prepetition Liabilities        53,423,283           53,423,283
  28      Total Liabilities                    59,776,283           59,799,514

  Equity
  29      Owner's Prepetition Equity          (12,258,875)         (12,258,875)
  30      Postpetition Cumulative
          Profit or (Loss)                    (39,068,587)         (39,132,815)
  31.     Total Equity (Deficit)              (51,327,462)         (51,391,690)
  32      Total Liabilities & Owner's Equity   $8,448,821           $8,407,824

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                           Month                  Month
                                                         10/31/98               11/30/98
6         Other Current Assets
         A/R-Jack Matz                                           0                       0
         A/R Prarie Systems, Inc.                                0                       0
         A/R Line Costs                                          0                       0
         Long Distance Network N/R                               0                       0
                                                     -------------------------------------
                                                                 0                       0
                                                     =====================================

12       Intangibles
         Goodwill (net of amortization)                          0                       0
                                                     =====================================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                       0                       0
         Security Deposits & Miscellaneous               2,024,310               2,024,310
                                                     -------------------------------------
                                                         2,024,310               2,024,310
                                                     =====================================

21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits                     0                       0
         Accr Medical Ins                                        0                       0
         Accr Property Taxes                                     0                       0
                                                     -------------------------------------
                                                                 0                       0
                                                     =====================================
24       Priority Debt
         Accrued Payroll/Employee Benefits                  20,513                  20,513
         Accrued Property Taxes                             71,162                  71,162
         Accrued Sales Taxes                                     0                       0
                                                     -------------------------------------
                                                            91,675                  91,675
                                                     =====================================


Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                            Month           Month
                                    October, 1998  November, 1998
                                    -------------  --------------

Revenues
1 Gross Revenues                                0               0
2 Less: Returns & Discounts
3 Net Revenue                                   0               0

Cost Of Goods Sold

4 Beginning Inventory
5 Add: Purchases
6 Less: Ending Inventory
7 Cost Of Goods Sold
8 Gross Profit                                  0               0

Operating Expenses

9  Officer/Insider Compensation             5,578           5,578
10 Direct Labor/Salaries                   28,590           2,122
11 Payroll Taxes                            1,685              42
12 Rent & Lease Expense                    10,314             607
13 Insurance                               (4,318)
14 Depreciation/Amortization                -                 -
15 General & Administrative                24,418          14,592
16 Other (Attach List)                      -                 -           -
17 Total Operating Expenses                66,267          22,941
18 Operating Income                       (66,267)        (22,941)

Other Income & Expenses

19 Other Income (Attach List)
20 Other Expenses (Attach List)
21 Interest Expense
22 Other                                    2,039           2,039
23 Net Other Income & Expenses              2,039           2,039

Reorganization Expenses

24 Professional Fees                                       (6,983)
25 U.S. Trustee Fees                                      (10,000)
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax
29 Net Profit (Loss)                      (64,228)        (37,885)

Debtor:      SA Telecommunications, Inc. and Subsidiaries        Accrual Basis-5

Case No:     97-2395 through 97-2401




Accounts Receivable Aging
             0 - 30 days old                                         $   965,044
            31 - 60 days old                                               -
            61 - 90 days old                                               -
            91 + days old                                                  -
            Total Accounts Receivable                                $   965,044
            Amount Considered Uncollectable                                -
            Account Receivable                                       $   965,044


Aging Of Postpetition Accounts Payable
                            0 - 30             31 - 60            61 - 90              91+
                             Days               Days               Days               Days               Total
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------


Accounts Payable       $   5,382,458      $       -          $       -          $      -           $   5,382,458

Status Of Postpetition Taxes

                                Beginning           Amount                                 Ending
                                   Tax             Withheld             Amount               Tax             Delinquent
                               Liability*         Or Accrued*            Paid             Liability            Taxes

Federal
-------
Withholding**                     17,637              3,579             6,951             14,265
FICA-Employee**                    6,634              1,685             1,685              6,634
FICA-Employer**                    6,634              1,685             1,685              6,634
Unemployment                       1,006                  -                 -              1,006
Income
Other (Attach List)
Total Federal Taxes               31,911              6,949            10,321             28,539                   -

State And Local
---------------
Withholding                            -                  -                 -                  -
Sales                            451,319*                 -                 -            451,319
Excise
Unemployment                       6,714                  -                 -              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              458,033                  -                 -            458,033                   -
 Total Taxes                     489,944              6,949            10,321            486,572                   -


* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit